                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     SEPTEMBER 17, 1996
                                                     -------------------

                          PAC RIM HOLDING CORPORATION
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         DELAWARE                   0-18779                 95-4105740
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(STATE OR OTHER JURISDICTION      (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)           FILE NUMBER)           IDENTIFICATION NO.)


6200 CANOGA AVENUE, WOODLAND HILLS, CALIFORNIA                 91367-2402
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  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (818) 226-6200
                                                   -------------------

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         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT.)

ITEM 5:  OTHER EVENTS

     Pac Rim Holding Corporation, a Delaware corporation ("Registrant") did on or about September 17, 1996 execute an Agreement and Plan of Merger with Superior National Insurance Group, Inc., a California corporation, and SNTL Acquisition Corp., a Delaware corporation (collectively "Superior"), pursuant to the terms and provisions of which, subject to the fulfillment of certain conditions, it is contemplated that the transaction shall occur and close on or about February 1, 1997, or sooner. In the event that transaction is completed, all of Registrant's issued and outstanding shares of common stock and "in the money" stock options, together with its outstanding debentures and warrants, shall be acquired and liquidated for cash consideration, which cash shall be payable at close of the contemplated transaction.

     Completion and close of the proposed transaction is subject to the fulfillment and satisfaction of several conditions, including affirmative stockholders' vote by common stockholders of both Superior and Registrant, together with securing the consent and affirmative vote of holders of outstanding Series A Convertible Debentures and Series 1, 2 and 3 Detachable Warrants of Registrant. Registrant anticipates noticing and scheduling a special stockholders meeting to vote upon the proposal later this year. The completion of the transaction also shall be conditioned upon optaining certain regulatory and governmental approvals, including approvals from the Departments of Insurance in various states and jurisdictions in which Registrant and Superior conduct insurance business. If the transaction shall close in accordance with its terms, it is contemplated that a sum of between $3.00 and $3.10 shall be payable for each share of outstanding common stock of Registrant. The price payable per share to common stockholders may vary, based upon adjustments of the warrant exercise price of outstanding warrants, which may be affected by loss reserve adjustments that cannot be calculated until immediately preceding the closing.

     A copy of the Merger Agreement, as executed on September 17, 1996, is attached as an exhibit to this Form 8-K. Said Agreement was executed following receipt of an offer to Registrant, which offer was announced in a press release dated September 16, 1996, a copy of which is attached hereto as an exhibit. After consideration of the offer by the Board of Directors of Registrant, the Agreement was executed, which event was subsequently announced in a press release dated September 17, 1996, a copy of which is attached as an exhibit hereto.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.


EXHIBITS
5.1         Agreement and Plan of Merger dated September 17, 1996 by and between
            Superior National Insurance Group, Inc.; a California corporation,
            SNTL Acquisition Corp., a Delaware corporation, and Pac Rim Holding
            Corporation, a Delaware corporation*

5.2         Press Release dated September 16, 1996

5.3         Press Release dated September 17, 1996


* The attached copy of the Plan of Merger and Acquisition does not, pursuant to the terms and provisions of Regulation 229.601(b)(2), contain schedules attached to the original Agreement, excepting there is attached to the Exhibit Index a list which briefly identifies the contents of the omitted schedules. Registrant agrees, upon request of the Securities and Exchange Commission, to supplementally furnish a copy of any omitted schedule as identified on the list.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PAC RIM HOLDING CORPORATION,
                              a Delaware Corporation



Dated October 2, 1996        By:  /s/ Paul W. Craig
                                -----------------------------------
                                 Paul W. Craig
                                 Executive Vice President
                                 Chief Financial Officer

                                 EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION                                                 PAGE
-----------    -----------                                                 ----
5.1            Agreement and Plan of Merger dated September 17,
               1996 by and between Superior National Insurance
               Group, Inc.; a California corporation, SNTL
               Acquisition Corp., a Delaware corporation, and
               Pac Rim Holding Corporation, a Delaware corporation*

5.2            Press Release dated September 16, 1996

5.3            Press Release dated September 17, 1996


* The attached copy of the Plan of Merger and Acquisition does not, pursuant to the terms and provisions of Regulation 229.601(b)(2), contain schedules attached to the original Agreement, excepting there is attached to this Exhibit Index a list which briefly identifies the contents of the omitted schedules. Registrant agrees, upon request of the Securities and Exchange Commission, to supplementally furnish a copy of any omitted schedule as identified on the list.

                       SECURITIES AND EXCHANGE COMMISSION
                                    FORM 8-K
                            SCHEDULE OF EXHIBITS TO
                   EXHIBIT 5.1 -- AGREEMENT AND PLAN OF MERGER



     The following is a list and description of the Exhibits and Schedules attached to the Agreement and Plan of Merger among Superior National Insurance Group, Inc., SNTL Acquisition Corp. and Pac Rim Holding Corporation, dated September 17, 1996.


Schedule 7.11(e):    Description of Severance Program for Pac Rim employees.

Exhibit A:           Certificate of Incorporation of SNTL Acquisition
                     Corporation.

Exhibit B:           Bylaws of SNTL Acquisition Corporation.

Exhibit C:           Series A Convertible Debentures and Series 1, 2 and 3
                     Detachable Warrants Purchase Agreement.

Exhibit D:           Schedule of Options Outstanding under Pac Rim Stock Options
                     Plans Including Exercise Price and Vesting Status Thereof
                     (assuming a closing occurs).

Exhibit E:           Series 3 Warrant Surrender Agreement.

Exhibit F:           Chase Manhattan Bank Commitment Loan Letter.

Exhibit G:           Executed Insurance Partners Stock Purchase Agreement.

Exhibit H:           Voting Agreement.

Exhibit I:           Compensation Plan for Senior Management.

Exhibit J:           1996 Annual Incentive Plan Document.

Exhibit K:           Stanley Braun Employment Agreement and Amendments thereto.

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